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                                                                    Exhibit 10.1


         AMENDMENT No. 5, dated December 2, 2002, to the Amended and Restated Employment Agreement dated as of May 1, 1997 as heretofore amended (the "Agreement") by and between CONCORD CAMERA CORP., a New Jersey corporation (the "Company") and IRA B. LAMPERT (the "Executive").

         FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, the Agreement is hereby amended as follows:

         1. The Base Salary provided for in Section 4 of the Agreement is reduced, effective as of July 1, 2001, to $800,000 per year.

         2. Except as amended hereby, the Agreement shall continue in full force and effect.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 5 as of the date first above written.

                                              CONCORD CAMERA CORP.


                                              By: /s/ Brian F. King
                                                 ---------------------------
                                                 Brian F. King
                                                 Senior Executive Vice President
                                                 and Chief Operating Officer

                                              /s/ Ira B. Lampert
                                              -----------------------------
                                              IRA B. LAMPERT




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